MERRILL LYNCH LIFE INSURANCE	ML LIFE INSURANCE COMPANY OF NEW
COMPANY	YORK
Merrill Lynch Life Variable Annuity Separate	ML of New York Variable Annuity Separate
Account D	Account D
Supplement Dated June 17, 2009	Supplement Dated June 17, 2009
to the	to the
Prospectus For	Prospectus For
INVESTOR CHOICE (IRA SERIES)	INVESTOR CHOICE (IRA SERIES)
(Dated May 1, 2009)	(Dated May 1, 2009)
This supplement describes a change regarding the variable annuity contracts listed above issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.
Effective June 15, 2009, the Pioneer Small Cap Value Fund subaccount was closed to new investments. “Closed to new investment” means no one can allocate additional amounts (either through contract transfer or additional premium) to the Pioneer Small Cap Value Fund subaccount after June 15, 2009.
If you have any amount in the Subaccount on June 16, 2009, you may do the following (subject to the terms and conditions contained in the prospectus):
•	transfer amounts out of the Pioneer Small Cap Value Fund subaccount into other subaccounts;

•	withdraw amounts from the Pioneer Small Cap Value Fund subaccount; and

•	maintain your current investment in the Pioneer Small Cap Value Fund subaccount.
Please Note:
If at any time you transfer or withdraw all of your contract value from the Pioneer Small Cap Value Fund subaccount, then you can no longer invest in the Pioneer Small Cap Value Fund subaccount.
If you have given us allocation instructions for premium payments or other purposes (for example, Dollar Cost Averaging, Rebalancing and/or Automatic Investment Feature) directing us to invest in the Subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into that Subaccount.
Merger of Portfolio
Effective on or about the close of business August 28, 2009 (“Merger Date”), the Pioneer Small Cap Value Fund will merge into the Pioneer Growth Opportunities Fund. At any time prior to the Merger Date, you may reallocate your contract value from the Pioneer Small Cap Value Fund Subaccount to other subaccounts (subject to your contract provisions). After the Merger Date, you may reallocate your contract value from the Pioneer Small Cap Value Fund Subaccount to other subaccounts (subject to your contract provisions). However, you will not be charged for the transfer if the transfer is made prior to or up to 30 days after the Merger Date. Any such reallocation will not count as a transfer for purposes of any free transfers that you receive each contract year.
IVC-IRA Pioneer Small Cap Value Fund Hard Close-Merger Supplement